Exhibit 99.1

Union Pacific Reports Second Quarter 2023 Results

●	Earnings per diluted share of $2.57
●	Operating revenue down 5%
●	Reportable derailment rate improved 9%

Omaha, Neb., July 26, 2023 – Union Pacific Corporation (NYSE: UNP) today reported 2023 second quarter net income of $1.6 billion, or $2.57 per diluted share. These results include the previously disclosed $67 million labor expense and $73 million income tax benefit. This compares to 2022 second quarter net income of $1.8 billion, or $2.93 per diluted share.

“The results this quarter were impacted by softening consumer markets, inflation, a one-time labor expense, and increased workforce levels,” said Lance Fritz, Union Pacific chairman, president, and chief executive officer. “The entire team remains focused on maintaining a solid service product while taking steps to recapture lost productivity and lay a strong foundation for sustainable future success. We took actions throughout the second quarter to drive greater network fluidity and provide our customers with better service. We finished the quarter with resource levels more aligned with demand, as we stored excess locomotives, improved recrew rates, and reduced borrowed-out employees.”

Financial Results: Core Pricing Gains Offset by Reduced Fuel Surcharge Revenue, Lower Volumes, and an Unfavorable Business Mix

Second Quarter 2023 Compared to Second Quarter 2022

●	Operating revenue of $6 billion was down 5% driven by reduced fuel surcharge revenue, lower volumes, and an unfavorable business mix, partially offset by core pricing gains.
●	Business volumes, as measured by total revenue carloads, were down 2%.
●	Operating ratio was 63.0%, up 280 basis points. This includes an unfavorable 110 basis point impact from a one-time labor agreement payment and a 200 basis point benefit from falling fuel prices.
●	Operating income of $2.2 billion declined 12%.
●	The company repurchased 600,000 shares in second quarter 2023 at an aggregate cost of $120 million.

Operating Performance: Improved Service Performance Supported by Larger Crew Base

Second Quarter 2023 Compared to Second Quarter 2022

●	Quarterly freight car velocity was 202 daily miles per car, an 8% improvement.
●	Quarterly locomotive productivity was 126 gross ton-miles (GTMs) per horsepower day, a 2% improvement.
●	Average maximum train length was 9,316 feet, a 1% decline.

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●	Quarterly workforce productivity decreased 5% to 983 car miles per employee.
●	Fuel consumption rate of 1.086, measured in gallons of fuel per thousand GTMs, deteriorated 1%.
●	Union Pacific’s first half reportable derailment rate improved 9% to 2.45 per million train miles compared to 2.68 for 2022.

2023 Outlook Pressured by Challenging Demand and Cost Environment

●	Consumer-related volumes likely drive full year volume expectations below Industrial Production (Current forecast: +0.1%)
●	Pricing dollars in excess of inflation dollars
●	Forecasting $50 to $70 million in labor expense from new agreements in second half of 2023
●	2023 Capital Allocation:
○ Capital plan of $3.6 billion
○ Maintain dividend of $1.30/quarter
○ No further 2023 share repurchases planned

Leadership and Board Updates

In separate press releases issued today, the Company appointed Jim Vena as chief executive officer, named Beth Whited as president, elected Mike McCarthy as chairman and appointed two new independent directors, Doyle Simons, and John Wiehoff, to the Board.

Second Quarter 2023 Earnings Conference Call

Union Pacific will webcast its second quarter 2023 earnings release presentation live at www.up.com/investor and via teleconference on Wednesday, July 26, 2023, at 8:45 a.m. Eastern Time. Participants may join the conference call by dialing 877-407-8293 (or for international participants, 201-689-8349).

ABOUT UNION PACIFIC

Union Pacific (NYSE: UNP) delivers the goods families and businesses use every day with safe, reliable, and efficient service. Operating in 23 western states, the company connects its customers and communities to the global economy. Trains are the most environmentally responsible way to move freight, helping Union Pacific protect future generations. More information about Union Pacific is available at www.up.com.

Union Pacific Investor contact: Brad Stock at 402-544-4227 or bkstock@up.com

Union Pacific Media contact: Clarissa Beyah at 402-957-4793 or cbeyah@up.com

Supplemental financial information is attached.

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This news release and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the potential impacts of public health crises, including pandemics, epidemics and the outbreak of other contagious diseases, such as the coronavirus and its variant strains (COVID); the Russia-Ukraine conflict and its impact on our business operations, financial results, liquidity, and financial position, and on the world economy (including customers, employees, and supply chains), including as a result of fluctuations in volume and carloadings; expectations as to general macroeconomic conditions, including slowdowns and recessions, domestically or internationally, and future volatility in interest rates and fuel prices; closing of customer manufacturing, distribution, or production facilities; expectations as to operational or service improvements; expectations as to hiring challenges; availability of employees; expectations regarding the effectiveness of steps taken or to be taken to improve operations, service, infrastructure improvements, and transportation plan modifications; expectations as to cost savings, revenue growth, and earnings; the time by which goals, targets, or objectives will be achieved; projections, predictions, expectations, estimates, or forecasts as to business, financial, and operational results, future economic performance, and planned capital investments ; proposed new products and services; estimates of costs relating to environmental remediation and restoration; estimates and expectations regarding tax matters; expectations that claims, litigation, environmental costs, commitments, contingent liabilities, labor negotiations or agreements, cyberattacks or other matters. These statements are, or will be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information, or statements regarding: projections, predictions, expectations, estimates, or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2022, which was filed with the SEC on February 10, 2023. The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References to the Company’s website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and	2nd Quarter			Year-to-Date
Percentages, For the Periods Ended June 30,	2023	2022	%	2023	2022	%
Operating Revenues
Freight revenues	$5,569	$5,842	(5)%	$11,225	$11,282	(1)%
Other revenues	394	427	(8)	794	847	(6)
Total operating revenues	5,963	6,269	(5)	12,019	12,129	(1)
Operating Expenses
Compensation and benefits	1,269	1,092	16	2,448	2,193	12
Fuel	664	940	(29)	1,430	1,654	(14)
Purchased services and materials	650	622	5	1,303	1,183	10
Depreciation	577	559	3	1,149	1,114	3
Equipment and other rents	248	230	8	483	445	9
Other	351	331	6	708	668	6
Total operating expenses	3,759	3,774	-	7,521	7,257	4
Operating Income	2,204	2,495	(12)	4,498	4,872	(8)
Other income, net	93	163	(43)	277	210	32
Interest expense	(339)	(316)	7	(675)	(623)	8
Income before income taxes	1,958	2,342	(16)	4,100	4,459	(8)
Income tax expense	(389)	(507)	(23)	(901)	(994)	(9)
Net Income	$1,569	$1,835	(14)%	$3,199	$3,465	(8)%

Share and Per Share
Earnings per share - basic	$2.58	$2.93	(12)%	$5.25	$5.51	(5)%
Earnings per share - diluted	$2.57	$2.93	(12)	$5.24	$5.50	(5)
Weighted average number of shares - basic	608.7	625.6	(3)	609.6	628.9	(3)
Weighted average number of shares - diluted	609.5	626.8	(3)	610.5	630.2	(3)
Dividends declared per share	$1.30	$1.30	-	$2.60	$2.48	5

Operating Ratio	63.0%	60.2%	2.8	pts	62.6%	59.8%	2.8	pts
Effective Tax Rate	19.9%	21.6%	(1.7)	pts	22.0%	22.3%	(0.3)	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2nd Quarter			Year-to-Date
For the Periods Ended June 30,	2023	2022	%	2023	2022	%
Freight Revenues (Millions)
Grain & grain products	$890	$867	3%	$1,833	$1,744	5%
Fertilizer	183	183	-	369	363	2
Food & refrigerated	255	271	(6)	518	538	(4)
Coal & renewables	429	492	(13)	934	1,000	(7)
Bulk	1,757	1,813	(3)	3,654	3,645	-
Industrial chemicals & plastics	545	557	(2)	1,081	1,077	-
Metals & minerals	562	562	-	1,098	1,047	5
Forest products	347	386	(10)	679	750	(9)
Energy & specialized markets	632	586	8	1,245	1,138	9
Industrial	2,086	2,091	-	4,103	4,012	2
Automotive	625	561	11	1,212	1,062	14
Intermodal	1,101	1,377	(20)	2,256	2,563	(12)
Premium	1,726	1,938	(11)	3,468	3,625	(4)
Total	$5,569	$5,842	(5)%	$11,225	11,282	(1)%
Revenue Carloads (Thousands)
Grain & grain products	197	195	1%	399	400	-%
Fertilizer	48	53	(9)	93	98	(5)
Food & refrigerated	44	48	(8)	88	95	(7)
Coal & renewables	203	202	-	419	427	(2)
Bulk	492	498	(1)	999	1,020	(2)
Industrial chemicals & plastics	164	161	2	321	321	-
Metals & minerals	210	205	2	398	387	3
Forest products	55	63	(13)	107	127	(16)
Energy & specialized markets	144	141	2	283	272	4
Industrial	573	570	1	1,109	1,107	-
Automotive	213	192	11	413	382	8
Intermodal [a]	749	805	(7)	1,483	1,562	(5)
Premium	962	997	(4)	1,896	1,944	(2)
Total	2,027	2,065	(2)%	4,004	4,071	(2)%
Average Revenue per Car
Grain & grain products	$4,527	$4,451	2%	$4,598	$4,357	6%
Fertilizer	3,830	3,437	11	3,978	3,701	7
Food & refrigerated	5,740	5,770	(1)	5,851	5,703	3
Coal & renewables	2,107	2,426	(13)	2,228	2,340	(5)
Bulk	3,568	3,642	(2)	3,657	3,574	2
Industrial chemicals & plastics	3,336	3,455	(3)	3,368	3,351	1
Metals & minerals	2,677	2,755	(3)	2,760	2,710	2
Forest products	6,337	6,128	3	6,360	5,898	8
Energy & specialized markets	4,388	4,161	5	4,398	4,189	5
Industrial	3,646	3,674	(1)	3,701	3,626	2
Automotive	2,928	2,919	-	2,935	2,780	6
Intermodal [a]	1,471	1,711	(14)	1,521	1,641	(7)
Premium	1,794	1,943	(8)	1,829	1,864	(2)
Average	$2,748	$2,830	(3)%	$2,804	$2,771	1%

[a]	For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Jun. 30,	Dec. 31,
Millions, Except Percentages	2023	2022
Assets
Cash and cash equivalents	$830	$973
Short-term investments	-	46
Other current assets	2,922	2,933
Investments	2,524	2,375
Properties, net	56,641	56,038
Operating lease assets	1,651	1,672
Other assets	1,465	1,412
Total assets	$66,033	$65,449

Liabilities and Common Shareholders' Equity
Debt due within one year	$1,745	$1,678
Other current liabilities	3,504	3,842
Debt due after one year	31,557	31,648
Operating lease liabilities	1,217	1,300
Deferred income taxes	13,069	13,033
Other long-term liabilities	1,747	1,785
Total liabilities	52,839	53,286
Total common shareholders' equity	13,194	12,163
Total liabilities and common shareholders' equity	$66,033	$65,449

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

	Year-to-Date
Millions, for the Periods Ended June 30,	2023	2022
Operating Activities
Net income	$3,199	$3,465
Depreciation	1,149	1,114
Deferred income taxes	36	93
Other - net	(526)	(505)
Cash provided by operating activities	3,858	4,167
Investing Activities
Capital investments*	(1,607)	(1,645)
Other - net	(67)	105
Cash used in investing activities	(1,674)	(1,540)
Financing Activities
Debt repaid	(1,664)	(1,664)
Debt issued	1,599	4,090
Dividends paid	(1,588)	(1,556)
Share repurchase programs	(705)	(3,473)
Net issued/(paid) of commercial paper	19	(151)
Other - net	11	(42)
Cash used in financing activities	(2,328)	(2,796)
Net change in cash, cash equivalents, and restricted cash	(144)	(169)
Cash, cash equivalents, and restricted cash at beginning of year	987	983
Cash, cash equivalents, and restricted cash at end of period	$843	$814
Free Cash Flow**
Cash provided by operating activities	$3,858	$4,167
Cash used in investing activities	(1,674)	(1,540)
Dividends paid	(1,588)	(1,556)
Free cash flow	$596	$1,071

*	Capital investments include locomotive and freight car early lease buyouts of $14 million in 2023 and $46 million in 2022.
**	Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	2nd Quarter				Year-to-Date
For the Periods Ended June 30,	2023	2022	%		2023	2022	%
Operating/Performance Statistics
Freight car velocity (daily miles per car)*	202	187	8%		199	192	4%
Average train speed (miles per hour)*	24.1	23.6	2		24.1	23.9	1
Average terminal dwell time (hours)*	23.3	24.6	(5)		23.6	24.3	(3)
Locomotive productivity (GTMs per horsepower day)	126	123	2		125	126	(1)
Gross ton-miles (GTMs) (millions)	207,606	209,789	(1)		414,254	419,495	(1)
Train length (feet)	9,316	9,439	(1)		9,238	9,321	(1)
Intermodal car trip plan compliance (%)**	79	62	17	pts	76	67	9	pts
Manifest/Automotive car trip plan compliance (%)**	64	56	8	pts	63	59	4	pts
Workforce productivity (car miles per employee)	983	1,034	(5)		987	1,045	(6)
Total employees (average)	32,060	30,715	4		31,766	30,452	4

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$2.86	$4.03	(29)%	$3.04	$3.48	(13)%
Fuel consumed in gallons (millions)	226	226	-	458	460	-
Fuel consumption rate***	1.086	1.076	1	1.105	1.096	1

Revenue Ton-Miles (Millions)
Grain & grain products	18,858	19,459	(3)%	38,902	40,488	(4)%
Fertilizer	2,953	3,115	(5)	6,089	6,266	(3)
Food & refrigerated	4,514	4,257	6	9,057	8,959	1
Coal & renewables	20,864	20,558	1	43,361	44,808	(3)
Bulk	47,189	47,389	-	97,409	100,521	(3)
Industrial chemicals & plastics	7,214	7,685	(6)	14,305	15,244	(6)
Metals & minerals	9,209	9,662	(5)	18,156	18,407	(1)
Forest products	5,815	6,694	(13)	11,364	13,319	(15)
Energy & specialized markets	9,817	9,105	8	19,316	18,171	6
Industrial	32,055	33,146	(3)	63,141	65,141	(3)
Automotive	4,687	4,140	13	9,087	8,287	10
Intermodal	17,567	18,710	(6)	35,687	36,628	(3)
Premium	22,254	22,850	(3)	44,774	44,915	-
Total	101,498	103,385	(2)%	205,324	210,577	(2)%

*	Surface Transportation Board (STB) reported performance measures.
**	Methodology used to report is not comparable with the reporting to the STB under docket number EP 770.
***	Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2023
Millions, Except Per Share Amounts and Percentages,	1st Qtr	2nd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$5,656	$5,569	$11,225
Other revenues	400	394	794
Total operating revenues	6,056	5,963	12,019
Operating Expenses
Compensation and benefits	1,179	1,269	2,448
Fuel	766	664	1,430
Purchased services and materials	653	650	1,303
Depreciation	572	577	1,149
Equipment and other rents	235	248	483
Other	357	351	708
Total operating expenses	3,762	3,759	7,521
Operating Income	2,294	2,204	4,498
Other income, net	184	93	277
Interest expense	(336)	(339)	(675)
Income before income taxes	2,142	1,958	4,100
Income tax expense	(512)	(389)	(901)
Net Income	$1,630	$1,569	$3,199

Share and Per Share
Earnings per share - basic	$2.67	$2.58	$5.25
Earnings per share - diluted	$2.67	$2.57	$5.24
Weighted average number of shares - basic	610.6	608.7	609.6
Weighted average number of shares - diluted	611.5	609.5	610.5
Dividends declared per share	$1.30	$1.30	$2.60

Operating Ratio	62.1%	63.0%	62.6%
Effective Tax Rate	23.9%	19.9%	22.0%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2023
	1st Qtr	2nd Qtr	Year-to-Date
Freight Revenues (Millions)
Grain & grain products	$943	$890	$1,833
Fertilizer	186	183	369
Food & refrigerated	263	255	518
Coal & renewables	505	429	934
Bulk	1,897	1,757	3,654
Industrial chemicals & plastics	536	545	1,081
Metals & minerals	536	562	1,098
Forest products	332	347	679
Energy & specialized markets	613	632	1,245
Industrial	2,017	2,086	4,103
Automotive	587	625	1,212
Intermodal	1,155	1,101	2,256
Premium	1,742	1,726	3,468
Total	$5,656	$5,569	$11,225
Revenue Carloads (Thousands)
Grain & grain products	202	197	399
Fertilizer	45	48	93
Food & refrigerated	44	44	88
Coal & renewables	216	203	419
Bulk	507	492	999
Industrial chemicals & plastics	157	164	321
Metals & minerals	188	210	398
Forest products	52	55	107
Energy & specialized markets	139	144	283
Industrial	536	573	1,109
Automotive	200	213	413
Intermodal [a]	734	749	1,483
Premium	934	962	1,896
Total	1,977	2,027	4,004
Average Revenue per Car
Grain & grain products	$4,668	$4,527	$4,598
Fertilizer	4,135	3,830	3,978
Food & refrigerated	5,963	5,740	5,851
Coal & renewables	2,341	2,107	2,228
Bulk	3,743	3,568	3,657
Industrial chemicals & plastics	3,402	3,336	3,368
Metals & minerals	2,853	2,677	2,760
Forest products	6,384	6,337	6,360
Energy & specialized markets	4,408	4,388	4,398
Industrial	3,760	3,646	3,701
Automotive	2,944	2,928	2,935
Intermodal [a]	1,573	1,471	1,521
Premium	1,866	1,794	1,829
Average	$2,861	$2,748	$2,804

[a]	For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Debt / Net Income
Millions, Except Ratios	Jun. 30,	Dec. 31,
for the Trailing Twelve Months Ended [a]	2023	2022
Debt	$33,302	$33,326
Net income	6,732	6,998
Debt / net income	4.9	4.8

Adjusted Debt / Adjusted EBITDA*
Millions, Except Ratios	Jun. 30,	Dec. 31,
for the Trailing Twelve Months Ended [a]	2023	2022
Net income	$6,732	$6,998
Add:
Income tax expense	1,981	2,074
Depreciation	2,281	2,246
Interest expense	1,323	1,271
EBITDA	$12,317	$12,589
Adjustments:
Other income, net	(493)	(426)
Interest on operating lease liabilities [b]	53	54
Adjusted EBITDA	$11,877	$12,217
Debt	$33,302	$33,326
Operating lease liabilities	1,563	1,631
Unfunded pension and OPEB, net of tax cost of $0 and $0	-	-
Adjusted debt	$34,865	$34,957
Adjusted debt / Adjusted EBITDA	2.9	2.9

[a]	The trailing twelve months income statement information ended June 30, 2023, is recalculated by taking the twelve months ended December 31, 2022, subtracting the six months ended June 30, 2022, and adding the six months ended June 30, 2023.
[b]	Represents the hypothetical interest expense we would incur (using the incremental borrowing rate) if the property under our operating leases were owned or accounted for as finance leases.

*

Total debt plus operating lease liabilities plus after-tax unfunded pension and OPEB (other postretirement benefit) obligations divided by net income plus income tax expense, depreciation, amortization, interest expense, and adjustments for other income and interest on operating lease liabilities. Adjusted debt to adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, and adjustments for other income and interest on operating lease liabilities) is considered non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K and may not be defined and calculated by other companies in the same manner. We believe this measure is important to management and investors in evaluating the Company’s ability to sustain given debt levels (including leases) with the cash generated from operations. In addition, a comparable measure is used by rating agencies when reviewing the Company’s credit rating. Adjusted debt to adjusted EBITDA should be considered in addition to, rather than as a substitute for, other information provided in accordance with GAAP. The most comparable GAAP measure is debt to net income ratio. The tables above provide a reconciliation from net income to adjusted EBITDA, debt to adjusted debt, and debt to net income to adjusted debt to adjusted EBITDA. At June 30, 2023, and December 31, 2022, the incremental borrowing rate on operating lease liabilities was 3.4% and 3.3%, respectively.